UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

AYTU BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 13, 2023, Aytu BioPharma, Inc. (“the Company” or “Aytu”) entered into amended and restated employment agreements with Josh Disbrow, the Company’s Chief Executive Officer (the “Disbrow Agreement”), and Mark Oki, the Company’s Chief Financial Officer (the “Oki Employment Agreement” and collectively, the “Agreements”). The Agreements were approved by the Compensation Committee of the Company’s Board of Directors and supersede any prior employment agreements or amendments with the Company. Except as described herein, the Agreements are consistent with the existing arrangements with the officers as described in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed on April 7, 2022 (the “2022 Proxy Statement”)

The Disbrow Agreement was set to expire in April 2023 and his agreement was amended to: (i) provide for one-year terms with auto-renewal; (ii) modify the acceleration provision in connection with a change of control such that he would need to be terminated within 12 months following a change of control for “Cause” or resign for “Good Reason”; and (iii) provide associated changes to the “Cause” definition to (a) change material misconduct in connection with his employment to willful malfeasance or willful misconduct; and (b) change material breach of the employment agreement to willful and deliberate breach.

The Oki Agreement was amended to: (i) modify the equity acceleration provision to conform to the Disbrow Agreement relating to the equity awards referenced and acceleration language; and (ii) provide associated changes to the “Cause” definition to (a) change material misconduct in connection with his other agreements with the Company to willful malfeasance or willful misconduct; (b) make conforming changes related to Mr. Oki’s unintended but material breach of the Oki Agreement instead of a material and repeated breach; and (c) change gross negligence in connection with his employment to willful malfeasance.

The foregoing description of the changes to the Agreements is a summary and is qualified in its entirety by the complete terms of the Agreements, which the Company plans to file as exhibits to the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2022.

Additional information regarding officer compensation may be found in the Company’s 2022 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: February 13, 2023	By:	/s/ Mark Oki
Mark Oki
Chief Financial Officer